ESCROW AGREEMENT

     THIS ESCROW AGREEMENT is made and entered into on this    day of April,
1997 by and among PARK COLONY INVESTORS, an Illinois limited partnership ("Seller"), AMBASSADOR VIII, L.P., a Delaware limited partnership (the "Purchaser") and CHARTER TITLE COMPANY (the "Escrow Agent");

                                  WITNESSETH:

     WHEREAS, Seller and Purchaser have entered into an agreement dated April 30, 1997 (the "Agreement"), providing for the sale by Seller of property located in Atlanta, Georgia and known as Park Colony Apartments (the "Property"); and

     WHEREAS, the parties wish to enter into this Escrow Agreement to provide for the holding and disposition of the earnest money under the Agreement; and

     WHEREAS, the parties wish to enter into this Escrow Agreement to provide for the holding and disposition of certain holdback escrow funds.

     NOW, THEREFORE, the parties hereto agree as follows:

1. Concurrently with execution of this Escrow Agreement, Purchaser has delivered to Escrow Agent funds in the amount of $300,000.00 (the "Earnest Money"). Escrow Agent acknowledges receipt of a check or funds representing the Earnest Money.

2. On or before May 7, 1997, Purchaser may deliver to Escrow Agent and Seller a notice in the form of Schedule 1 attached hereto that Purchaser has elected to terminate the Agreement pursuant to Paragraph 7.1 of the Agreement (the "Board Approval Termination Notice"). In the event that Purchaser shall deliver to Escrow Agent and Seller the Board Approval Termination Notice on or before May 7, 1997, Escrow Agent shall promptly deliver to Purchaser the Earnest Money, together with all interest earned thereon, and this Escrow Agreement shall be null and void.

3. Unless terminated pursuant to Paragraph 2 above, on June 2, 1997, or at such other date as Seller and Purchaser may, in writing, advise Escrow Agent is the applicable closing date (the "Closing Date"), Escrow Agent shall deliver all funds then held in the escrow to Seller. However, if Purchaser has delivered an Affidavit of Seller's Default to Escrow Agent, on or before the Closing Date, in substantially the form of Schedule 2, subscribed and sworn to by Purchaser, specifying the default or defaults of Seller, then Escrow Agent shall not deliver the funds to Seller, but shall continue to hold the funds until advised in writing by both Seller and Purchaser or until directed by judicial order to disburse the funds.

4. Escrow Agent shall invest the Earnest Money in such investments, or types thereof, as shall be designated in writing by Purchaser in an interest bearing account, in a financial institution which has FDIC insurance covering up to $100,000 of such funds. Interest shall accrue to the benefit of Purchaser.

5. On the Closing Date Escrow Agent is hereby instructed to retain the sum of One Hundred Thousand and No/100 Dollars ($100,000.00) from Seller's proceeds of the sale in the escrow account (the "Holdback Escrow Funds").

6. Escrow Agent shall invest the Holdback Escrow Funds in such investments, or types thereof, as shall be designated in writing by Seller in an interest bearing account, in a financial institution which has FDIC insurance covering up to $100,000 of such funds. Interest shall accrue to the benefit of Seller.

7. The Holdback Escrow Funds shall be disbursed to Seller on August 1, 1997 without notice to or consent from Purchaser, unless (i) Purchaser has made a claim against Seller in accordance with Paragraph 16.4 of the Agreement (any such claim shall be made in good faith and shall be referred to herein as a "Warranty Claim") and so notifies Escrow Agent of such claim in writing on or before 5:00 p.m. Central Time on July 31, 1997; or (ii) Purchaser has submitted a Final Closing Rent Schedule (as defined below) to Escrow Agent and Seller in accordance with Paragraph 12.3 of the Agreement, as well as the terms of this Escrow Agreement. If Escrow Agent receives either timely notice of a Warranty Claim or the Final Closing Rent Schedule, as provided in the immediately preceding sentence, then Escrow Agent shall notify Seller by telephone and in writing at the address provided in the Escrow Agreement, with a copy of such notice to Seller's attorney as shown in the Escrow Agreement.

8. On or before July 31, 1997, Purchaser may deliver to Escrow Agent and Seller a Warranty Claim. Seller shall, within ten (10) days after receipt of a Warranty Claim, either authorize Escrow Agent in writing (with a copy of such authorization being sent to Purchaser) to disburse the amount stated in Purchaser's Warranty Claim to Purchaser, or provide a written objection to Purchaser and Escrow Agent stating why Purchaser may not draw the amount stated in its claim. If Seller fails to provide such notice within such 10-day period or denies the Warranty Claim, Escrow Agent shall continue to hold a portion of the Holdback Escrow Funds equal to the amount in dispute (an "Outstanding Issue Amount") until receipt of further written instructions jointly provided by Seller and Purchaser.

9. On or before July 31, 1997, Purchaser may deliver to Escrow Agent and Seller a schedule (such schedule, if delivered, shall be prepared in good faith by Purchaser and shall be referred to herein as the "Final Closing Rent Schedule") requesting a disbursement of some or all of the Holdback Escrow Funds. If Escrow Agent does not receive written objection to the Final Closing Rent Schedule from Seller within ten (10) days of Seller's receipt thereof then Escrow Agent shall disburse the amount due to Purchaser as stated in the Final Closing Rent Schedule (defined in the Final Closing Rent Schedule as the "Rent Deficiency Sum"). If Seller delivers a timely written objection to the Final Closing Rent Schedule to the Escrow Agent, then Escrow Agent shall continue to hold a portion of the Holdback Escrow Funds equal to the amount in dispute (any such amount shall be included within the definition of Outstanding Issue Amount) until receipt of further written instructions jointly provided by Seller and Purchaser.

10. On August 11, 1997 Escrow Agent shall disburse the then remaining Holdback Escrow Funds, together with any interest thereon, less the Outstanding Issue Amount, if any, to Seller. The Outstanding Issue Amount shall be held in escrow until Seller and Purchaser jointly provide further written instructions.

11. It is agreed that the Escrow Agent shall have no obligation or liability hereunder except as a depositary to retain the cash which may be deposited with it hereunder and to dispose of the same in accordance with the terms hereof. The Escrow Agent shall be entitled to rely and act upon any written instrument received by it from either party, and if a corporation, purporting to be executed by an officer thereof, and if a partnership, purporting to be executed by a general partner thereof and shall not be required to inquire into the authority of such officer or partner or the correctness of the facts stated in said instrument. Upon disposition by the Escrow Agent, in accordance with the terms hereof, of the cash deposited with the Escrow Agent hereunder, the Escrow Agent shall be fully and finally released and discharged from any and all duties, obligations, and liabilities hereunder.

12. The Escrow Agent shall be reimbursed for any reasonable expenses incurred by it hereunder, including the reasonable fees of any attorneys which it may wish to consult in connection with the performance of its duties hereunder. Such compensation and expenses shall be paid and reimbursed to the Escrow Agent fifty percent (50%) by Purchaser and fifty percent (50%) by Seller. Escrow Agent shall have a lien upon all properties deposited and to be deposited hereunder, to cover all of its fees and expenses, including its compensation, and Escrow Agent is fully authorized to deduct its fees, expenses and compensation from any amounts on deposit hereunder.

13. In the event of a dispute between any of the parties hereto as to their respective rights and interests hereunder, the Escrow Agent shall be entitled to hold any and all cash then in its possession hereunder until such dispute shall have been resolved by the parties in dispute and the Escrow Agent shall have been notified by instrument jointly signed by all of the parties in dispute, or until such dispute shall have been finally adjudicated by a court of competent jurisdiction.

14. Any notice which any party may be required or may desire to give hereunder shall be deemed to have been duly given when personally delivered, against receipt therefor signed by the party to whom the notice is given, or with respect to any party other than the Escrow Agent, on the next business day if sent by overnight courier, or on the fourth business day after mailing by certified or registered mail, postage prepaid, addressed as set forth below, or to such other address as a party hereto may designate by a notice to the other parties. Any notice mailed, sent by facsimile transmission, or given to the Purchaser, Seller or Escrow Agent shall be deemed given only when received and the transmission is confirmed.

Seller:                                 Purchaser:

c/o The Balcor Company                  Ambassador Apartments, L.P.
Bannockburn Lake Office Plaza           77 West Wacker Drive, Suite 4040
2355 Waukegan Road                      Chicago, IL 60601
Suite A-200                             Attn: Mr. Sdam D. Peterson
Attn: James Medelson                    (312)917-1600
(847)317-4367                           (312)917-9910 (FAX)
(847)317-4462 (FAX)

Copy to:                                Copy To:

Katten Muchin & Zavis                   Holland & Knight
525 West Monroe                         1201 West Peachtree Street, N.E.
Suite 1600                              Suite 2000
Chicago, IL 60606                       Atlanta, GA 30309
Attn: Marcia W. Sullivan, P.C.          Attn: Donald Kennicot,Esq.
(312)902-5535                           (404)817-8500
(312)902-1061 (FAX)                     (404)817-0470 (FAX)

Escrow Agent:

Charter Title Company
4655 Sweetheart Boulvard
Sugar Land, Texas 77479
Attn:
     --------------------
(713)242-1700
(713)242-1144 (FAX)

15. The Escrow Agent hereby agrees to accept, as Escrow Agent hereunder, all cash and other monetary deposits deposited hereunder, and agrees to hold and dispose of said cash and other monetary deposits deposited hereunder in accordance with the terms and provisions hereof, to all of which terms and provisions the Escrow Agent hereby consents and agrees.

16. This Escrow Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

17. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                           [EXECUTION PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed the day and year first above written.

                         PURCHASER:

                         AMBASSADOR VIII, L.P., a Delaware limited partnership

                         By:  Ambassador VIII, Inc., a Delaware corporation

                              By:   /s/ Adam D. Peterson
                                   -------------------------------
                              Name:     Adam D. Peterson
                                   -------------------------------
                              Its:      Executive Vice President
                                   -------------------------------

                         SELLER:

                         PARK COLONY INVESTORS, an Illinois limited partnership

                         By:  Balcor Partners-84II INc., a Delaware
                              corporation, its general partner

                              By:   /s/ Jerry M. Ogle
                                   ------------------------------------
                              Name:     Jerry M. Ogle
                                   ------------------------------------
                              Its:      Managing Director & Secretary
                                   ------------------------------------


ESCROW AGENT:

CHARTER TITLE COMPANY

By:
    ----------------------
Its:  Authorized Agent

                               Schedule 1

AFFIDAVIT OF BOARD APPROVAL TERMINATION NOTICE

State of            )
                    ) SS.
County of           )

     The undersigned, having been first duly sworn, does hereby affirm, depose and state that Ambassador Apartments, L.P., as Purchaser under that certain
Agreement of Sale dated as of April   , 1997, providing for the sale of
property located in Atlanta, Georgia and known as Park Colony Apartments has terminated the Agreement of Sale pursuant to Paragraph 7.1 thereof.

     The undersigned demands return of all earnest money deposited under the Agreement of Sale pursuant to its right therein.


     IN WITNESS WHEREOF, the undersigned has executed this Affidavit on this day of April, 1997.

                         AMBASSADOR VIII, L.P., a Delaware limited partnership

                         By:  Ambassador Apartments, Inc., a Maryland
                              corporation

                              By:
                                    -------------------------------
                              Name:
                                    -------------------------------
                              Its:
                                    -------------------------------


Subscribed and sworn to before
me, a Notary Public in and for
said County and State.

--------------------------
    Notary Public

Schedule 2

AFFIDAVIT OF SELLER'S DEFAULT


State of            )
                    ) SS.
County of           )

     The undersigned, having been first duly sworn, does hereby affirm, depose and state that Park Colony Investors, an Illinois limited partnership, as Seller under that certain Agreement of Sale dated as of April ____, 1997, providing for the sale of property located in Atlanta, Georgia, and known as Park Colony Apartments has defaulted under the Agreement of Sale in the following respects:

     The undersigned demands return of all earnest money deposited under the Agreement of Sale pursuant to his right therein.


     IN WITNESS WHEREOF, the undersigned has executed this Affidavit on this day of April, 1997.

                         AMBASSADOR VIII, L.P., a Delaware limited partnership

                         By:  Ambassador Apartments, Inc., a Maryland
                              corporation

                              By:
                                   -------------------------------
                              Name:
                                   -------------------------------
                              Its:
                                   -------------------------------


Subscribed and sworn to before
me, a Notary Public in and for
said County and State.

------------------------
   Notary Public